UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 6, 2025
Date of Report (date of earliest event reported)
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First Watch Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40866 (Commission File Number)	82-4271369 (I.R.S. Employer Identification Number)
8725 Pendery Place, Suite 201, Bradenton, FL 34201
(Address of principal executive offices and zip code)
(941) 907-9800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	FWRG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note
This Amendment No. 1 to the Current Report on Form 8-K amends Item 8.01 and Item 9.01 of the Current Report on Form 8-K filed on August 8, 2025 (the “Original 8-K”) solely to correct a clerical error in Schedule B to the Underwriting Agreement, dated as of August 6, 2025, by and among First Watch Restaurant Group, Inc., certain selling shareholders, Barclays Capital Inc. and Goldman Sachs & Co. LLC filed as exhibit 1.1 thereto. No other changes have been made to the Original 8-K.

Item 8.01 - Other Events.
On August 6, 2025, First Watch Restaurant Group, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and Goldman Sachs & Co. LLC as underwriters (the “Underwriters”) and the selling shareholders named therein (the “Selling Shareholders”), pursuant to which the Selling Shareholders agreed to sell 5,000,000 shares of common stock, par value $0.01 per share, of the Company to the Underwriters at a purchase price of $17.70 per share (the “Offering”). The Offering closed on August 8, 2025. The Company did not sell any shares in the Offering and will not receive any proceeds from the Offering.
The Offering is being made pursuant to a prospectus supplement, dated August 6, 2025, to the prospectus, dated November 7, 2022, included in the Company’s registration statement on Form S-3 (File No. 333-268197), which was initially filed with the Securities and Exchange Commission on November 7, 2022.
The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the shares by the Selling Shareholders to the Underwriters, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. The above description is qualified in its entirety by reference to such exhibit.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title or Description
1.1	Underwriting Agreement, dated as of August 6, 2025, by and among First Watch Restaurant Group, Inc., certain selling shareholders, Barclays Capital Inc. and Goldman Sachs & Co. LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Watch Restaurant Group, Inc. (Registrant)

Date: August 11, 2025	By:	/s/ Jay Wolszczak
	Name:	Jay Wolszczak
	Title:	Chief Legal Officer, General Counsel and Secretary